PROMISSORY NOTE

------------------------------ -------------------------------------------------
Number:                        01
Principal Sum:                 $250,030
Issuer:                        Universal Alliance, Inc. ("UAI")
Payee:                         Bio-American Capital Corporation
Issue Date:                    December 4, 1998
Repayment Date:                Principal and interest to be paid the earlier of
                               December 4, 1999, or from the proceeds raised
Interest rate:                 Twelve Percent (12%) annually

------------------------------ -------------------------------------------------

FOR VALUE RECEIVED, the Issuer promises to pay the Principal Sum to the order of Payee at Payee's Address on the Repayment Date with interest thereon at the rate set out above. This Note is given to evidence an advance made by the Payee to Cendant Corporation ("Cendant"), on behalf of the Issuer, on the terms herein and in accordance with the Preferred Alliance Agreement dated September 30, 1998, between Cendant and Issuer.

The Issuer will also grant the Payee the option to purchase 50,000 shares of UAI Common Stock at price of $5.00 per share.

In case the Principal Sum and Interest Payment shall not be paid when due on the due date, the Issuer further promises to pay all costs of collection and reasonable attorney's fees on a full indemnity basis.

Any notice, demand election or other communication permitted or required hereunder shall be in writing and sufficiency served if delivered personally or it sent by facsimile, e-mail or U.S. mail or any equivalent or better means of delivery to the addressee at its address appearing hereon or at such other address as may from time to time be notified in writing to the sender and such notice, demand or other document shall be deemed to have been delivered at the time of delivery or, if service is effected in any other manner as aforesaid, at the time when it would in the ordinary course be delivered.

This Note shall be governed by and construed in accordance with the laws of the State of California which shall be the forum of any proceeding.

The Issuer hereby waives presentment, demand for payment and protest, notice of protest, demand, dishonor and non-payment, and all other notices or demands in connection with the delivery, acceptance, performance, default, under or enforcement of this Note.

No delay or omission by the Payee in exercising or enforcing any of the Payee's rights or remedies under this Note shall constitute a waiver thereof, nor shall a waiver by the Payee of any default under this Note constitute a waiver of any other default under the same or any other provision hereof. No waiver or modification of any of the terms of this Note shall be valid and binding unless set forth in writing signed by the Payee of this Note.

In the event that any provision of this Note becomes or is declared by a decision-maker of competent jurisdiction to be illegal, unenforceable or void, this Note shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Note to any party.

/s/James R. Wheeler
----------------------
James R. Wheeler
Universal Alliance, Inc.

                                 PROMISSORY NOTE

----------------------------- --------------------------------------------------
Number:                       02
Principal Sum:                $50,000
Issuer:                       Universal Alliance, Inc. ("UAI")
Payee:                        Bio-American Capital Corporation
Issue Date:                   December 12 1998
Repayment Date:               Principal and interest to be paid the earlier of
                              December 12, 1999, or from the proceeds raised
Interest rate:                Twelve Percent (12%) annually

----------------------------- --------------------------------------------------

FOR VALUE RECEIVED, the Issuer promises to pay the Principal Sum to the order of Payee at Payee's Address on the Repayment Date with interest thereon at the rate set out above. This Note is given to evidence an advance made by the Payee to the Issuer on the terms herein.

The Issuer will also grant the Payee the option to purchase 10,000 shares of UAI Common Stock at price of $5.00 per share.

In case the Principal Sum and Interest Payment shall not be paid when due on the due date, the Issuer further promises to pay all costs of collection and reasonable attorney's fees on a full indemnity basis.

Any notice, demand election or other communication permitted or required hereunder shall be in writing and sufficiency served if delivered personally or it sent by facsimile, e-mail or U.S. mail or any equivalent or better means of delivery to the addressee at its address appearing hereon or at such other address as may from time to time be notified in writing to the sender and such notice, demand or other document shall be deemed to have been delivered at the time of delivery or, if service is effected in any other manner as aforesaid, at the time when it would in the ordinary course be delivered.

This Note shall be governed by and construed in accordance with the laws of the State of California which shall be the forum of any proceeding.

The Issuer hereby waives presentment, demand for payment and protest, notice of protest, demand, dishonor and non-payment, and all other notices or demands in connection with the delivery, acceptance, performance, default, under or enforcement of this Note.

No delay or omission by the Payee in exercising or enforcing any of the Payee's rights or remedies under this Note shall constitute a waiver thereof, nor shall a waiver by the Payee of any default under this Note constitute a waiver of any other default under the same or any other provision hereof. No waiver or modification of any of the terms of this Note shall be valid and binding unless set forth in writing signed by the Payee of this Note.

In the event that any provision of this Note becomes or is declared by a decision-maker of competent jurisdiction to be illegal, unenforceable or void, this Note shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Note to any party.

/s/James R. Wheeler
----------------------
James R. Wheeler
Universal Alliance, Inc.

                                 PROMISSORY NOTE

----------------------------- --------------------------------------------------
Number:                       03
Principal Sum:                $150,030
Issuer:                       Universal Alliance, Inc. ("UAI")
Payee:                        Bio-American Capital Corporation
Issue Date:                   December 17, 1998
Repayment Date:               Principal and interest to be paid the earlier of
                              December 17, 1999, or from the proceeds raised
Interest rate:                Twelve Percent (12%) annually

----------------------------- --------------------------------------------------

FOR VALUE RECEIVED, the Issuer promises to pay the Principal Sum to the order of Payee at Payee's Address on the Repayment Date with interest thereon at the rate set out above. This Note is given to evidence an advance made by the Payee to Cendant Corporation ("Cendant"), on behalf of the Issuer, on the terms herein and in accordance with the Preferred Alliance Agreement dated September 30, 1998, between Cendant and Issuer.

The Issuer will also grant the Payee the option to purchase 30,000 shares of UAI Common Stock at price of $5.00 per share.

In case the Principal Sum and Interest Payment shall not be paid when due on the due date, the Issuer further promises to pay all costs of collection and reasonable attorney's fees on a full indemnity basis.

Any notice, demand election or other communication permitted or required hereunder shall be in writing and sufficiency served if delivered personally or it sent by facsimile, e-mail or U.S. mail or any equivalent or better means of delivery to the addressee at its address appearing hereon or at such other address as may from time to time be notified in writing to the sender and such notice, demand or other document shall be deemed to have been delivered at the time of delivery or, if service is effected in any other manner as aforesaid, at the time when it would in the ordinary course be delivered.

This Note shall be governed by and construed in accordance with the laws of the State of California which shall be the forum of any proceeding.

The Issuer hereby waives presentment, demand for payment and protest, notice of protest, demand, dishonor and non-payment, and all other notices or demands in connection with the delivery, acceptance, performance, default, under or enforcement of this Note.

No delay or omission by the Payee in exercising or enforcing any of the Payee's rights or remedies under this Note shall constitute a waiver thereof, nor shall a waiver by the Payee of any default under this Note constitute a waiver of any other default under the same or any other provision hereof. No waiver or modification of any of the terms of this Note shall be valid and binding unless set forth in writing signed by the Payee of this Note.

In the event that any provision of this Note becomes or is declared by a decision-maker of competent jurisdiction to be illegal, unenforceable or void, this Note shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Note to any party.


/s/James R. Wheeler
----------------------
James R. Wheeler
Universal Alliance, Inc.